Exhibit 10.1

LENDER JOINDER AGREEMENT

This LENDER JOINDER AGREEMENT (this “Joinder”) is made as of March 13, 2017.

Reference is made to that certain Revolving Credit Agreement dated as of August 1, 2016 by and among, inter alios, Owl Rock Capital Corporation, a Maryland corporation, as the Initial Borrower (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent, Letter of Credit Issuer and a Lender and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

City National Bank and ING Capital LLC (each an “Additional Lender” and collectively, the “Additional Lenders”) agree as follows:

1.Each Additional Lender agrees to become a Lender and to be bound by the terms of the Credit Agreement as a Lender pursuant to Section 12.11(g) of the Credit Agreement.

2.Each Additional Lender: (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents (except for copies of other Lenders’ Assignment and Assumptions or Joinder Agreements which are available to the Additional Lenders upon request), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder; (b) agrees that it will, independently and without reliance upon the Administrative Agent, or any other Lender or Additional Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other Loan Document as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; and (e) attaches (or has delivered to the Administrative Agent and the Borrower) completed and signed copies of any forms that may be required by the United States Internal Revenue Service (together with any additional supporting documentation required pursuant to applicable Treasury Department regulations or such other evidence satisfactory to the Borrower and the Administrative Agent) in order to certify such Additional Lender’s exemption from United States withholding taxes with respect to any payments or distributions made or to be made to such Additional Lender in respect of the Loans or under the Credit Agreement.

3.Following the execution of this Joinder, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.  The effective date for this Joinder (the “Effective Date”) shall be the date recited above, unless otherwise specified on Schedule I.

4.Upon such execution and delivery, as of the Effective Date, each Additional Lender shall be a party to the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

5.As of the Effective Date, Schedule II (Commitments) to the Credit Agreement is deemed amended and supplemented to reflect the joinder of the Additional Lenders effectuated hereby.

6.This Joinder and any claim, controversy or dispute arising under or related to or in connection herewith, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Section 5-1401 of the New York General Obligations Law.

7.This Joinder may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Joinder by facsimile or email (with a PDF copy attached) shall be effective as delivery of a manually executed counterpart of this Joinder.

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IN WITNESS WHEREOF, each Additional Lender has caused this Joinder to be executed by its officers thereunto duly authorized as of the date specified thereon.

ADDITIONAL LENDER:

CITY NATIONAL BANK

By:
Name:
Title:

ADDITIONAL LENDER:

ING Capital LLC

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND APPROVED:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By:
Name:
Title:

CONSENTED TO:

BORROWER:

OWL ROCK CAPITAL CORPORATION

By:
Name:
Title:

SCHEDULE I
to
JOINDER

ADDITIONAL LENDERS

Lender:	City National Bank

Additional Lender’s Commitment:	$50,000,000
Effective Date (if other than date of Joinder):	N/A
Notice Information:	City National Bank 555 S. Flower Street, 24th Floor, Los Angeles, CA 90071 Attention: Telephone: Facsimile: Email:

Lender:	ING Capital LLC
Additional Lender’s Commitment:	$75,000,000
Effective Date (if other than date of Joinder):	N/A
Notice Information:	ING Capital LLC 1133 Avenue of the Americas New York, NY 10036 Attention: Telephone: Email:

Maximum Commitment after giving effect to this Joinder:	$700,000,000

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